EXHIBIT 99.1

PRICEWATERHOUSECOOPERS LLP LETTERHEAD
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                                                      PricewaterhouseCoopers LLP
                                                      Ten Almaden Boulevard
                                                      Suite 1600
                                                      San Jose   CA  95113
                                                      Telephone (408) 817 3700
                                                      Facsimile (408) 817 5050

June 3, 2004

Phil Micciche
Chief Executive Officer
Oryx Technology Corporation
4340 Almaden Expressway Suite #220
San Jose, CA 95118


Dear Mr. Micciche:

This is to confirm that the client-auditor relationship between Oryx Technology Corp. (Commission File Number 1-12680) and PricewaterhouseCoopers LLP has ceased.


Very truly yours,

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP


cc: Chief Accountant
    SECPS Letter File, Mail Stop 11-3
    Securities and Exchange Commission
    450 Fifth Street, N.W.
    Washington, D.C. 20549